UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2005

SEABULK INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28732	65-0966399
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 ELLER DRIVE, P.O. BOX 13038, FT. LAUDERDALE, Florida		33316
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954 523 2200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

The Registrant, through its indirect, wholly-owned subsidiary, Seabulk Offshore Tug Supply, Inc., entered into shipbuilding contracts (the "Contracts") with Labroy Shipbuilding and Engineering Pte Ltd ("Labroy") on May 5, 2005 for the construction of an additional four 7,000 horsepower anchor handling tug supply vessels for its international offshore fleet. The total cost of the four vessel package is approximately $44 million, with delivery of the vessels scheduled for late 2006 and early 2007. The Contracts were exercised pursuant to an option held by the Registrant in connection with shipbuilding contracts entered into with Labroy on October 26, 2004, for four vessels at the same price and with similar terms. The vessels will be deployed in West Africa and Southeast Asia.

Copies of the contracts are filed herewith as Exhibits 10.46, 10.47, 10.48 and 10.49, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

EX. 10.46: Shipbuilding Contract dated May 5, 2005 between Seabulk Offshore Tug
Supply, Inc. and Labroy Shipbuilding and Engineering Pte Ltd (Hull T158)
EX. 10.47: Shipbuilding Contract dated May 5, 2005 between Seabulk Offshore Tug
Supply, Inc. and Labroy Shipbuilding and Engineering Pte Ltd (Hull T159)
EX. 10.48: Shipbuilding Contract dated May 5, 2005 between Seabulk Offshore Tug
Supply, Inc. and Labroy Shipbuilding and Engineering Pte Ltd (Hull T160)
EX. 10.49: Shipbuilding Contract dated May 5, 2005 between Seabulk Offshore Tug
Supply, Inc. and Labroy Shipbuilding and Engineering Pte Ltd (Hull T161)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABULK INTERNATIONAL, INC.

May 10, 2005	By:	ALAN R. TWAITS

Name: ALAN R. TWAITS
Title: SENIOR VICE PRESIDENT, GENERAL COUNSEL & SECRETARY

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Exhibit Index

Exhibit No.	Description

10.46	Shipbuilding Contract dated May 5, 2005 between Seabulk Offshore Tug Supply, Inc. and Labroy Shipbuilding and Engineering Pte Ltd (Hull T158)
10.47	Shipbuilding Contract dated May 5, 2005 between Seabulk Offshore Tug Supply, Inc. and Labroy Shipbuilding and Engineering Ptd Ltd (Hull T159)
10.48	Shipbuilding Contract dated May 5, 2005 between Seabulk Offshore Tug Supply, Inc. and Labroy Shipbuilding and Engineering Pte Ltd (Hull T160)
10.49	Shipbuilding Contract dated May 5, 2005 between Seabulk Offshore Tug Supply, Inc. and Labroy Shipbuilding and Engineering Pte Ltd (Hull T161)